Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2021				2020						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
Sales	$10,627	$11,402	$13,154	$35,183	$10,288	$9,353	$10,929	$30,570	$10,948	$41,518	20%	15%

Costs, Expenses and Other
Cost of sales	3,199	3,104	3,450	9,752	2,829	2,747	3,013	8,589	5,029	13,618	15%	14%
Selling, general and administrative	2,187	2,281	2,336	6,804	2,191	2,085	2,060	6,336	2,619	8,955	13%	7%
Research and development	2,412	4,321	2,445	9,177	2,175	2,085	3,349	7,609	5,788	13,397	-27%	21%
Restructuring costs	297	82	107	487	70	82	113	265	310	575	-5%	84%
Other (income) expense, net	(455)	(103)	(450)	(1,007)	62	(387)	(312)	(637)	(253)	(890)	44%	58%
Income (Loss) from Continuing Operations Before Taxes	2,987	1,717	5,266	9,970	2,961	2,741	2,706	8,408	(2,545)	5,863	95%	19%
Income Tax Provision	238	503	695	1,436	495	396	380	1,271	69	1,340
Net Income (Loss) from Continuing Operations	2,749	1,214	4,571	8,534	2,466	2,345	2,326	7,137	(2,614)	4,523	97%	20%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	4	1	4	9	(5)	4	2	1	3	4
Net Income (Loss) from Continuing Operations Attributable to Merck & Co., Inc.	2,745	1,213	4,567	8,525	2,471	2,341	2,324	7,136	(2,617)	4,519	97%	19%
Income from Discontinued Operations, Net of Taxes and Amounts Attributable to Noncontrolling Interests	434	332	-	766	748	661	617	2,025	523	2,548	*	-62%
Net Income (Loss) Attributable to Merck & Co., Inc.	$3,179	$1,545	$4,567	$9,291	$3,219	$3,002	$2,941	$9,161	$(2,094)	$7,067	55%	1%

Basic Earnings (Loss) per Common Share Attributable to Merck & Co., Inc. Common Shareholders:
Income (Loss) from Continuing Operations	$1.08	$0.48	$1.81	$3.37	$0.98	$0.93	$0.92	$2.82	$(1.03)	$1.79	97%	20%
Income from Discontinued Operations	0.17	0.13	-	0.30	0.30	0.26	0.24	0.80	0.21	1.01	*	-63%
Net Income (Loss)	$1.26	$0.61	$1.81	$3.67	$1.27	$1.19	$1.16	$3.62	$(0.83)	$2.79	56%	1%

Earnings (Loss) per Common Share Assuming Dilution Attributable to Merck & Co., Inc. Common Shareholders:
Income (Loss) from Continuing Operations	$1.08	$0.48	$1.80	$3.36	$0.97	$0.92	$0.92	$2.81	$(1.03)	$1.78	96%	20%
Income from Discontinued Operations	0.17	0.13	-	0.30	0.29	0.26	0.24	0.80	0.21	1.00	*	-63%
Net Income (Loss)	$1.25	$0.61	$1.80	$3.66	$1.26	$1.18	$1.16	$3.61	$(0.83)	$2.78	55%	1%

Average Shares Outstanding	2,531	2,533	2,530	2,531	2,533	2,527	2,529	2,530	2,530	2,530
Average Shares Outstanding Assuming Dilution (1)	2,541	2,540	2,536	2,539	2,547	2,536	2,538	2,541	2,530	2,541
Tax Rate from Continuing Operations	8.0%	29.3%	13.2%	14.4%	16.7%	14.4%	14.0%	15.1%	-2.7%	22.9%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the fourth quarter of 2020, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.  Income from discontinued operations was also computed using average common shares outstanding.

MERCK & CO., INC.

THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2020 GAAP TO NON-GAAP RECONCILIATION - CONTINUING OPERATIONS

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

The table below reflects a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis.  As Organon results are reflected within discontinued operations, they are excluded from the financial information provided below.

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Third Quarter
Cost of sales	$3,013	403		38						441	$2,572
Selling, general and administrative	2,060	25		15						40	2,020
Research and development	3,349	19		19				1,082	(3)	1,120	2,229
Restructuring costs	113			113						113	-
Other (income) expense, net	(312)					(346)		(1)		(347)	35
Income From Continuing Operations Before Taxes	2,706	(447)		(185)		346		(1,081)		(1,367)	4,073
Income Tax Provision (Benefit)	380	(9	)(4)	(25	)(4)	76	(4)	(247	)(4)	(205)	585
Net Income from Continuing Operations	2,326	(438)		(160)		270		(834)		(1,162)	3,488
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	2,324	(438)		(160)		270		(834)		(1,162)	3,486
Earnings per Common Share Assuming Dilution from Continuing Operations	$0.92	(0.17)		(0.06)		0.11		(0.33)		(0.45)	$1.37

Tax Rate	14.0%										14.4%

Sep YTD
Cost of sales	$8,589	1,370		131						1,501	$7,088
Selling, general and administrative	6,336	182		37						219	6,117
Research and development	7,609	(4)		67				1,082	(3)	1,145	6,464
Restructuring costs	265			265						265	-
Other (income) expense, net	(637)	52				(944)		(17)		(909)	272
Income From Continuing Operations Before Taxes	8,408	(1,600)		(500)		944		(1,065)		(2,221)	10,629
Income Tax Provision (Benefit)	1,271	(251	)(4)	(59	)(4)	208	(4)	(242	)(4)	(344)	1,615
Net Income from Continuing Operations	7,137	(1,349)		(441)		736		(823)		(1,877)	9,014
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	7,136	(1,349)		(441)		736		(823)		(1,877)	9,013
Earnings per Common Share Assuming Dilution from Continuing Operations	$2.81	(0.54)		(0.17)		0.29		(0.32)		(0.74)	$3.55

Tax Rate	15.1%										15.2%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets.  Amounts included in selling, general and administrative (SG&A) expenses reflect acquisition and divestiture-related costs, including $95 million of transaction costs in the nine month period related to the acquisition of Arqule, Inc.  Amounts included in research and development expenses primarily reflect a reduction in expenses related to a decrease in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net, primarily reflect costs related to increases in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents expenses for upfront payments related to license and collaboration agreements.

(4) Represent the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.  Acquisition and divestiture-related costs also includes a tax cost of $67 million, representing an adjustment to the tax benefits recorded in conjunction with the 2015 Cubist Pharmaceuticals, Inc. acquisition.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS

THIRD QUARTER 2021

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	3Q 2021	3Q 2020	% Change	3Q 2021	3Q 2020	% Change	3Q 2021	3Q 2020	% Change
TOTAL SALES (1)	$13,154	$10,929	20	$6,276	$5,250	20	$6,878	$5,679	21
PHARMACEUTICAL	11,496	9,714	18	5,670	4,842	17	5,826	4,872	20
Oncology
Keytruda	4,534	3,715	22	2,580	2,157	20	1,954	1,559	25
Alliance Revenue - Lynparza (2)	246	196	25	129	107	21	117	89	31
Alliance Revenue - Lenvima (2)	188	142	32	114	82	40	74	60	23
Vaccines (3)
Gardasil / Gardasil 9	1,993	1,187	68	839	579	45	1,154	608	90
ProQuad / M-M-R II / Varivax	661	576	15	537	437	23	125	139	-10
Pneumovax 23	277	375	-26	181	276	-34	97	99	-3
RotaTeq	227	210	8	135	114	19	92	96	-4
Vaqta	48	51	-6	32	32	2	16	19	-19
Hospital Acute Care
Bridion	369	320	16	181	162	11	188	157	20
Prevymis	96	77	23	39	32	22	57	46	24
Noxafil	64	79	-19	19	13	44	45	66	-31
Primaxin	70	74	-6		1	-64	69	73	-5
Cancidas	56	50	13	1	1	-19	56	49	14
Invanz	53	51	5	(2)	1	*	55	50	12
Zerbaxa	(2)	43	-105	(1)	20	-106	(1)	23	-104
Immunology
Simponi	203	209	-3				203	209	-3
Remicade	73	82	-11				73	82	-11
Neuroscience
Belsomra	81	81		23	18	32	58	63	-8
Virology
Isentress / Isentress HD	189	205	-8	77	92	-16	112	113	-1
Cardiovascular
Alliance Revenue - Adempas/Verquvo (4)	100	83	20	73	78	-7	27	5	*
Adempas (5)	59	55	7				59	55	7
Diabetes (6)
Januvia	852	821	4	365	342	7	487	479	2
Janumet	487	506	-4	86	105	-18	401	400
Other Pharmaceutical (7)	572	526	9	262	193	36	308	333	-8

ANIMAL HEALTH	1,417	1,220	16	467	399	17	951	821	16
Livestock	864	758	14	190	165	15	675	593	14
Companion Animals	553	462	20	277	234	18	276	228	21

Other Revenues (8)	241	(5)	*	139	9	*	101	(14)	*

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $3,315 million in the third quarter of 2021 and $2,521 million in the third quarter of 2020.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $1,417 million in the third quarter of 2021 and $1,405 million in the  third quarter of 2020.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.  Other Revenues in the third quarter of 2021 include $135 million related to the receipt of a milestone payment for an out-licensed product.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS

SEPTEMBER YEAR-TO-DATE 2021

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	September YTD 2021	September YTD 2020	% Change	September YTD 2021	September YTD 2020	% Change	September YTD 2021	September YTD 2020	% Change
TOTAL SALES (1)	$35,183	$30,570	15	$16,166	$14,301	13	$19,017	$16,269	17
PHARMACEUTICAL	30,714	26,797	15	14,611	13,108	11	16,103	13,690	18
Oncology
Keytruda	12,609	10,387	21	7,108	6,106	16	5,501	4,281	29
Alliance Revenue - Lynparza (2)	721	519	39	371	297	25	350	223	57
Alliance Revenue - Lenvima (2)	498	421	18	287	270	6	211	152	39
Vaccines (3)
Gardasil / Gardasil 9	4,144	2,941	41	1,605	1,209	33	2,539	1,732	47
ProQuad / M-M-R II / Varivax	1,626	1,390	17	1,255	1,033	21	371	356	4
Pneumovax 23	600	748	-20	354	478	-26	247	270	-9
RotaTeq	593	601	-1	364	355	3	229	246	-7
Vaqta	138	139	-1	80	79	1	58	60	-4
Hospital Acute Care
Bridion	1,096	843	30	545	412	32	551	431	28
Prevymis	270	200	35	111	87	28	159	113	40
Noxafil	197	247	-20	48	27	79	149	220	-32
Primaxin	194	189	3		2	-79	194	187	4
Cancidas	168	148	13	4	2	129	164	147	12
Invanz	157	159	-1	(2)	7	-128	159	152	5
Zerbaxa	(11)	112	-110	(5)	57	-109	(6)	54	-111
Immunology
Simponi	619	615	1				619	615	1
Remicade	233	242	-4				233	242	-4
Neuroscience
Belsomra	238	244	-2	56	67	-17	183	177	3
Virology
Isentress / Isentress HD	590	646	-9	222	243	-9	368	403	-9
Cardiovascular
Alliance Revenue - Adempas/Verquvo (4)	248	216	15	222	200	11	26	16	67
Adempas (5)	188	167	13				188	167	13
Diabetes (6)
Januvia	2,445	2,449		997	1,110	-10	1,448	1,339	8
Janumet	1,449	1,499	-3	244	361	-32	1,205	1,138	6
Other Pharmaceutical (7)	1,704	1,675	2	745	706	6	957	969	-1

ANIMAL HEALTH	4,307	3,535	22	1,363	1,124	21	2,944	2,411	22
Livestock	2,503	2,145	17	508	448	13	1,996	1,697	18
Companion Animals	1,804	1,390	30	855	676	26	948	714	33

Other Revenues (8)	162	238	-32	192	69	181	(30)	168	-118

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $7,417 million and $6,094 million on a global basis for September YTD 2021 and 2020, respectively.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $4,110 million and $4,177 million on a global basis for September YTD 2021  and 2020, respectively.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.  Other Revenues in the September year-to-date period of 2021 include $135 million related to the receipt of a milestone payment for an out-licensed product.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES - CONTINUING OPERATIONS

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2021				2020						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
TOTAL PHARMACEUTICAL	$9,238	$9,980	$11,496	$30,714	$8,905	$8,178	$9,714	$26,797	$9,813	$36,610	18	15

United States	4,294	4,647	5,670	14,611	4,308	3,958	4,842	13,108	4,903	18,010	17	11
% Pharmaceutical Sales	46.5%	46.6%	49.3%	47.6%	48.4%	48.4%	49.8%	48.9%	50.0%	49.2%

Europe (1)	2,276	2,404	2,445	7,124	2,116	1,855	2,171	6,141	2,314	8,455	13	16
% Pharmaceutical Sales	24.6%	24.1%	21.3%	23.2%	23.8%	22.7%	22.3%	22.9%	23.6%	23.1%

China	688	944	1,278	2,910	628	600	764	1,992	670	2,661	67	46
% Pharmaceutical Sales	7.4%	9.5%	11.1%	9.5%	7.1%	7.3%	7.9%	7.4%	6.8%	7.3%

Japan	607	637	614	1,858	561	601	648	1,810	704	2,514	-5	3
% Pharmaceutical Sales	6.6%	6.4%	5.3%	6.0%	6.3%	7.3%	6.7%	6.8%	7.2%	6.9%

Asia Pacific (other than China and Japan)	437	442	450	1,329	411	377	411	1,200	414	1,614	9	11
% Pharmaceutical Sales	4.7%	4.4%	3.9%	4.3%	4.6%	4.6%	4.2%	4.5%	4.2%	4.4%

Latin America	353	379	434	1,166	314	312	372	998	371	1,369	17	17
% Pharmaceutical Sales	3.8%	3.8%	3.8%	3.8%	3.5%	3.8%	3.8%	3.7%	3.8%	3.7%

Eastern Europe/Middle East/Africa	357	318	362	1,037	353	309	289	948	251	1,199	25	9
% Pharmaceutical Sales	3.9%	3.2%	3.1%	3.4%	4.0%	3.8%	3.0%	3.5%	2.6%	3.3%

Canada	160	157	164	482	159	121	169	449	149	599	-3	7
% Pharmaceutical Sales	1.7%	1.6%	1.4%	1.6%	1.8%	1.5%	1.7%	1.7%	1.5%	1.6%

Other	66	52	79	197	55	45	48	151	37	189	65	30
% Pharmaceutical Sales	0.8%	0.4%	0.8%	0.6%	0.5%	0.6%	0.6%	0.6%	0.3%	0.5%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	3Q21	3Q20	Sep YTD 2021	Sep YTD 2020
Interest income	$(7)	$(9)	$(27)	$(48)
Interest expense	196	203	597	624
Exchange losses	46	10	202	89
Income from investments in equity securities, net (1)	(683)	(360)	(1,535)	(964)
Net periodic defined benefit plan cost (credit) other than service cost	40	(88)	(159)	(259)
Other, net	(42)	(68)	(85)	(79)
Total	$(450)	$(312)	$(1,007)	$(637)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.  Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while ownership interests in investment funds are accounted for on a one quarter lag.